UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CA, Inc.

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This Schedule 14A filing consists of the following communications relating to the proposed acquisition (the “Acquisition”) of CA, Inc. (“CA”) by Broadcom Inc. (“Parent”), a Delaware corporation, and Collie Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated July 11, 2018, by and among CA, Parent and Merger Sub:

(i)	Annual Meeting Transcript for Arthur Weinbach

(ii)	Annual Meeting Transcript for Michael Gregoire

(iii)	Annual Meeting Q&A Transcript

(iv)	Annual Meeting Slide Deck

The items listed above were first used or made available on August 8, 2018.

Annual Meeting Transcript for Arthur Weinbach

Good morning.

I’m Art Weinbach, Chairman of the Board of CA Technologies.

It is my pleasure to welcome you to CA Technologies 36th Annual Meeting of Stockholders. I will act as Chairman of the annual meeting, and will now call the meeting to order.

[PAUSE]

As you likely know, if you are listening to my comments, this will be CA’s third virtual annual meeting, meaning that stockholders around the world with appropriate identification will be able to attend and listen to the live webcast, submit questions and vote their shares electronically. We believe that the technological advantages of the virtual meeting format allow for expanded access, improved communication and cost savings for our stockholders.

Before we turn to today’s agenda, I’d like to briefly mention our recent major announcement. CA entered into a merger Agreement with Broadcom on July 11, 2018 that sets forth the terms and conditions for CA to be acquired by Broadcom. That agreement and that transaction are not being considered at today’s meeting. CA will call a Special Meeting of Stockholders to vote on matters related to the potential transaction with Broadcom. A proxy statement summarizing the potential transaction and describing the matters to vote upon at the Special Meeting will be mailed to stockholders on or about August 10, 2018. Until the potential transaction closes, it will be business as usual at CA.

Now, let me tell you what we have planned this morning.

First, I will introduce you to the Board of Director nominees.

I’ll then ask Ava Hahn, our Executive Vice President, General Counsel, Corporate Secretary and Chief Ethics and Compliance Officer, to conduct the business portion of the meeting.

Mike Gregoire, our CEO, will then recap the last fiscal year and make some brief comments about the Broadcom merger.

And finally, we will have a Stockholder Forum so you can ask questions and we can hear what’s on your minds. During this meeting, questions will be grouped by topic, read aloud and answered as time permits. Questions we are unable to address during the meeting will be answered after the meeting and posted to our website at investor.ca.com.

[PAUSE]

First, a bit of background about our Board of Directors and Nominees. The Board’s ongoing refreshment efforts and proactive assessment of its collective skills, experience and expertise have resulted in the recruitment of four new independent directors since 2011. Five of the ten director nominees have between five and ten years of service on the Board. The Board and the Corporate Governance Committee believe that this balance of experience, continuity and refreshment helps the Board most effectively serve the Company and its stockholders.

As noted in the Proxy Statement for the annual meeting and as part of our refresher philosophy and my age, after 10 years of service on the Board and 8 years as Chairman of the Board, I am retiring from the Board at today’s annual meeting.

Also, I would like to thank Laura Unger, who after more than 13 years of dedicated service on the Board, is also retiring from the Board at today’s annual meeting.

Upon my and Laura’s retirements and the election of directors at today’s meeting, the size of Board will be reduced to 10 members.

Now let me introduce the 10 Directors and Nominees for election at today’s meeting:

•

Jens Alder. Jens is the former CEO of TDC, Denmark’s largest telecommunications provider and the former CEO of Swisscom, Switzerland’s largest telecommunications provider. Jens is currently Chairman of the Board of an energy services company and an electronic media company, both based in Switzerland.

•

Nancy Altobello. Nancy retired this year from Ernst & Young after 38 years, where she was a partner and held diverse leadership roles, including for the last 4 years as Global Vice Chair of Talent, where she was responsible for the firm’s worldwide recruiting, learning and development. We are very pleased to nominate Nancy for election and hopefully welcome her to the Board.

•	Ray Bromark. Ray retired from PricewaterhouseCoopers after 39 years, where he was a partner and head of PwC’s Professional, Risk and Quality Group.

•

Jean Hobby. Jean retired from PricewaterhouseCoopers after 33 years, where she was a partner and held various leadership roles, including serving as PwC’s Technology, Media and Telecom Sector Leader from 2008 to 2013, and as Chief Financial Officer from 2005 to 2008.

•

Rohit Kapoor. Rohit serves as Vice Chairman and CEO of ExlService Holdings, a provider of outsourcing and transformation services. Rohit co-founded ExlService.com, which is now a wholly-owned subsidiary of ExlService Holdings.

•

Jeff Katz. Jeff is currently the CEO of Journera, a travel technology company. Previously, Jeff served as a CEO of Wize Commerce, a provider of online monetization solutions; LeapFrog Enterprises, a digital education provider; Orbitz, a global online travel company and Swissair.

•

Kay Koplovitz. Kay is Chairman and CEO of Koplovitz & Co., a media advisory and investment firm. Kay is the founder of USA Network, a cable television programming company, and served as its Chairman and CEO for over 20 years.

•	Chris Lofgren. Chris is President and CEO of Schneider National, a multinational trucking company and provider of transportation, logistics and related services.

•

Rich Sulpizio. Rich is the former President and CEO of Qualcomm Enterprise Services, a division of Qualcomm Incorporated, which provides mobile communication solutions to the transportation industry. Rich had previously served as President and Chief Operating Officer of Qualcomm.

•

And, Mike Gregoire, who you will be hearing from shortly, is CEO of CA Technologies. Before joining the company in 2013, Mike served as Chairman and CEO of Taleo Corporation, a provider of on-demand talent management software solutions until its acquisition by Oracle Corporation in April 2012.

[PAUSE]

Before we begin, I’d like to remind everyone that today’s meeting may include forward-looking statements subject to risks and uncertainties, and actual results could differ materially from these forward-looking statements. The slide you see now gives you more information on the factors we consider in making those forward-looking statements, and where to go for a detailed discussion of potential risks.

Thank you for taking the time to join us this morning. Now let me turn the call over to Ava Hahn for the business portion of the meeting.

**********

Thank you, Ava.

It is now my pleasure to have Mike Gregoire, CA’s CEO, to talk with you for a few minutes about the performance of the business in fiscal year 2018. Mike has been an outstanding CEO during his 5 plus years at CA and we are very appreciative of all he has accomplished. After Mike speaks, we’ll hold the Stockholders Forum where we will take your questions and listen to your comments.

Mike…

**********

Thanks Mike. We’ll now begin the Stockholders Forum. We will now open the meeting for questions. We will answer previously submitted questions, as well as those questions submitted via the web today. If you are a stockholder of record and wish to submit a question now, please do so by typing the question into the text box on our virtual meeting website. We will pause for a moment while we wait for any questions to come in.

[Weinbach runs Q and A]

Thank you for being with us this year at CA Technologies 36th Annual Meeting of Stockholders. We will now sign off with some closing commercials.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving CA, Inc. (“CA”) and Broadcom Inc. (“Broadcom”). In connection with the proposed transaction, CA intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CA will mail the definitive proxy statement and a proxy card to each stockholder of CA entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that CA may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF CA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CA AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by CA with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at CA’s website (http://www.ca.com) or by contacting CA’s Investor Relations at traci.tsuchiguchi@ca.com.

Participants in the Solicitation

CA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CA’s stockholders with respect to the proposed transaction. Information about CA’s directors and executive officers and their ownership of CA’s common stock is set forth in CA’s proxy statement on Schedule 14A filed with the SEC on June 29, 2018, and CA’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on May 9, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which CA refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent CA’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of CA for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect CA’s business and the price of the common stock of CA, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of CA and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on CA’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from CA’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in CA’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, CA does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Annual Meeting Transcript for Michael Gregoire

Thank you, Art. And thank you to all our shareholders joining us.

Fiscal 2018 was a great year for CA Technologies.

We continued to improve our product portfolio, refine our go-to-market strategy, and emphasize the importance of customer centricity and customer success.

Our efforts translated to another year of solid financial performance where we achieved our guidance and exceeded consensus for Revenue, Operating Margin, EPS, and Cash Flow from Operations. We also delivered the second consecutive year of total revenue growth for the company.

I am particularly proud that for the third consecutive year, CA Technologies was named one of the World’s Most Ethical Companies by the Ethisphere Institute, which recognizes companies that lead with integrity and align principles with action. We believe this honor reflects the culture and priorities that we have cultivated here at CA.

Our strategy, which has combined organic and inorganic innovation, has resulted in improved top line growth for the company. Importantly, we achieved this revenue improvement while maintaining healthy operating margins, cash flow generation, and returning capital to stockholders.

Our value proposition to customers is that we help customers plan, develop, test, release, operate, and secure their applications and infrastructure across heterogenous environments. Our competitive advantage is that these capabilities span across platforms, which means that we can manage workloads seamlessly across our customer’s IT environments, whether workloads run in a private or public cloud, behind a firewall on-premise, or on a mainframe.

This cross-platform positioning has resulted in improved revenue trends across our product segments – in both Enterprise Solutions and in Mainframe Solutions.

We know that great companies are built on great products. Innovation is the foundation of long-term sustainable growth in our industry. It represents the greatest opportunity to seamlessly add value to our customers, motivate and reward employees and maximize long-term returns for shareholders.

Our commitment to innovation is evidenced by the increasing number of patents that we have been issued.

I am incredibly proud that we were able to achieve our strategic and financial objectives while returning the majority of our annual free-cash-flow to shareholders through dividends and share repurchases, which has delivered considerable value to our stockholders.

On July 11th, it was announced that Broadcom entered into a definitive agreement to acquire CA Technologies for $44.50 per share, representing an equity value of $18.9 billion, and an enterprise value of $18.4 billion, representing an approximate 20% premium to the closing price of CA’s common stock on the date of announcement.

The transaction marks a new chapter in CA Technologies’ history and represents the hard work and dedication of our employees around the world.

Thank you for your time today.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving CA, Inc. (“CA”) and Broadcom Inc. (“Broadcom”). In connection with the proposed transaction, CA intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CA will mail the definitive proxy statement and a proxy card to each stockholder of CA entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that CA may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF CA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CA AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by CA with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at CA’s website (http://www.ca.com) or by contacting CA’s Investor Relations at traci.tsuchiguchi@ca.com.

Participants in the Solicitation

CA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CA’s stockholders with respect to the proposed transaction. Information about CA’s directors and executive officers and their ownership of CA’s common stock is set forth in CA’s proxy statement on Schedule 14A filed with the SEC on June 29, 2018, and CA’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on May 9, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which CA refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent CA’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of CA for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect CA’s business and the price of the common stock of CA, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of CA and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on CA’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from CA’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in CA’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, CA does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Annual Meeting Q&A Transcript

Q:	After what seems like good, steady progress in CA’s performance, why is CA selling itself now?

A:

When Broadcom approached us, our Board of Directors had a responsibility to consider what is in the best interest of our stockholders. The Board considered the offer and realized this was a great opportunity to create meaningful value. More information about the factors the Board considered in making its decision is discussed in the preliminary proxy statement that was filed with the Securities and Exchange Commission on July 24, 2018.

Q:	What does the acquisition by Broadcom mean for our dividend payments?

A:

Under the Merger Agreement we are permitted to pay quarterly cash dividends in the ordinary course of business consistent with past practice through closing, and we expect to pay such dividends in the ordinary course. However, the timing of closing could impact the payment of any quarterly cash dividend declared by our Board of Directors.

We currently anticipate closing in the fourth quarter of calendar year 2018. If closing occurs after a dividend declaration date and prior to a dividend record date, then no dividend will be paid. If closing occurs after a dividend record date and before a dividend payment date, such dividend would be paid by Broadcom to CA’s stockholders of record on such record date.

Q:	What approvals are required prior this transaction closing?

A:

Consummation of the Merger is subject to the satisfaction or waiver of customary closing conditions, including adoption of the Merger Agreement by the Company’s stockholders, the expiration or termination of the waiting period under the U.S.’ HSR Act and clearance under the antitrust laws of the European Union and Japan.

The transaction is expected to close in the fourth quarter of calendar 2018.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving CA, Inc. (“CA”) and Broadcom Inc. (“Broadcom”). In connection with the proposed transaction, CA intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, CA will mail the definitive proxy statement and a proxy card to each stockholder of CA entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that CA may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF CA ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CA AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by CA with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at CA’s website (http://www.ca.com) or by contacting CA’s Investor Relations at traci.tsuchiguchi@ca.com.

Participants in the Solicitation

CA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from CA’s stockholders with respect to the proposed transaction. Information about CA’s directors and executive officers and their ownership of CA’s common stock is set forth in CA’s proxy statement on Schedule 14A filed with the SEC on June 29, 2018, and CA’s Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which was filed with the SEC on May 9, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which CA refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent CA’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans relating to the proposed transaction, strategies and objectives of CA for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect CA’s business and the price of the common stock of CA, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of CA and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on CA’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from CA’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in CA’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, CA does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

NASDAQ: CA August 8th, 2018 Annual Meeting of Stockholders Annual Meeting Slide Deck

Forward Looking Statements Certain statements in this communication (such as statements containing the words "believes," "plans," "anticipates," "expects," "estimates," "targets" and similar expressions relating to the future) constitute "forward-looking statements" that are based upon the beliefs of, and assumptions made by, the Company's management, as well as information currently available to management. These forward-looking statements reflect the Company's current views with respect to future events and are subject to certain risks, uncertainties, and assumptions. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the effect of the announcement or pendency of the proposed acquisition by Broadcom Inc. of the Company (the “Merger”) on the Company’s business relationships, operating results and business; the failure to complete the proposed Merger in a timely manner or at all and the effects of such failure on the Company’s business, financial condition, operating results and stock price; the limitations on the Company’s ability to pursue alternative transactions pursuant to the provisions of the merger agreement; the ability to achieve success in the Company’s business strategy by, among other things, ensuring that any new offerings address the needs of a rapidly changing market while not adversely affecting the demand for the Company’s traditional products or the Company’s profitability to an extent greater than anticipated, enabling the Company’s sales force to execute renewals within the Company’s existing customer base at acceptable renewal rates, enabling the Company’s sales force to expand relationships with the Company’s global customer base and address opportunities with new customers (for example, in geographic regions where the Company has underserved, or with chief information security officers and chief development officers, who have not been traditional customers) at levels sufficient to offset any decline in revenue in the Company’s Mainframe Solutions segment and in certain mature product lines in the Company’s Enterprise Solutions segment, effectively managing the strategic shift in the Company’s business model to increase sales through digital sales forces and indirectly through the Company’s partners, as well as provide additional Software as a Service offerings, offer try-and-buy models and refocus the Company’s professional services and education engagements on those engagements that are connected to new product sales, without affecting the Company’s financial performance to an extent greater than anticipated, and effectively managing the Company’s pricing and other go-to-market strategies, as well as improving the Company’s brand, technology and innovation awareness in the marketplace; the failure to innovate or adapt to technological changes or develop and introduce new software products and services in a timely and market-accepted manner; competition in product and service offerings and pricing; the ability of the Company’s products to remain compatible with ever-changing operating environments, platforms or third party products; global economic factors or political events beyond the Company’s control and other business and legal risks associated with global operations; the failure to sell and renew license agreement on a satisfactory basis; the failure to expand partner programs and failure by the Company’s partners to leverage their sales channels to drive revenue growth; the ability to retain and attract qualified professionals; changes in generally accepted accounting principles, which includes adoption of revenue recognition requirements under Accounting Standards Codification Topic 606; the ability to successfully integrate acquired companies and products into the Company’s existing business; hacking or other cybersecurity attacks on the Company’s data center, network and software products, or the IT environments of the Company’s business partners and customers; the ability to adequately manage, evolve and protect the Company’s information systems, infrastructure and processes; general economic conditions and credit constraints, or unfavorable economic conditions in a particular region, business or industry sector; risks associated with sales to government customers; fluctuations in foreign exchange rates; discovery of errors or omissions in the Company’s software products; the failure to protect the Company’s intellectual property rights and source code; access to software licensed from third parties; risks associated with the use of software from open source code sources; third-party claims of intellectual property infringement and/or royalty payments; fluctuations in the number, terms and duration of the Company’s license agreements, as well as the timing of orders from customers and partners; potential tax liabilities; changes in market conditions or the Company’s credit ratings; events or circumstances that would require the Company to record an impairment charge relating to the Company’s goodwill or capitalized software and other intangible assets balances; the failure to effectively execute on the Company’s announced restructuring plans; successful and secure outsourcing of various functions to third parties; the continued payment of dividends and repurchasing of shares of the Company’s common stock; and other factors described more fully in the Company’s filings with the United States Securities and Exchange Commission, such as Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. We do not intend to update these forward-looking statements, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Business of the meeting

Opening of Polls Formal Business 1 Election of Directors 2 Ratification of the Appointment of KPMG as Independent Registered Public Accounting Firm for Fiscal Year ending March 31, 2019 3 Approval, by non-binding Vote, of the compensation of Named Executives 4 Closing of polls 5

Update

Year in Review Fiscal 2018 Highlights Achieved FY2018 guidance for Revenue, Operating Margin, and EPS, and Exceeded for CFFO Delivered the second consecutive year of total revenue growth Announced an organizational realignment to accelerate the shift to a subscription-based model For the third year in a row, CA was named one of the World’s Most Ethical Companies® by The Ethisphere® Institute

Revenue Growth (% Y/Y) Operating Margin % Note: Please refer to the definition of constant currency metrics within this appendix. Non-GAAP operating margin as reflected is a non-GAAP financial measure. A description of this measure and a reconciliation to its comparable GAAP margin is included in the appendix to this presentation.

Automation Privileged Access Management DevOps IT Operations Management Identity & Access Management Operational Intelligence Testing Application & Data Security API Management Agile Planning & Delivery Project & Portfolio Management Mainframe Databases Mainframe Intelligence Mainframe Application Development ENTERPRISE SOLUTIONS MAINFRAME SOLUTIONS Business Agility Automation Intelligence & Insights Security CROSS-ENTERPRISE, MULTI-PLATFORM SUPPORT

Enterprise Solutions Revenue (% Y/Y) Mainframe Solutions Revenue (% Y/Y) Note: Please refer to the definition of constant currency metrics within this appendix

Companywide Patents Issued

On average, we have returned approximately two-thirds of our annual *Non-GAAP free cash flow through dividends and share repurchases Capital Allocation Plan Dividend Share Repurchases M&A $1.02 per share Approx. 2.5% div yield (as of 7.11.18) Approx. $400mn per annum Annual 1-2% share count reduction Approx. $300mn per annum (approx. 2x the rate of FY18 level of share repurchases) Dependent on strategic opportunity $300mn to $500mn annually, on average *Note: We define free cash flow as cash provided by operating activities reduced by purchases of property and equipment

Broadcom + CA Technologies Broadcom to acquire CA Technologies for $18.9 billion On July 11, 2018 it was announced that Broadcom has agreed to acquire CA Technologies to build one of the world’s leading infrastructure technology companies CA stockholders will receive $44.50 per share in cash, representing a premium of approximately 20% to the closing price of CA’s common stock on the date of announcement

NASDAQ: CA August 8th, 2018 Annual Meeting of Stockholders

Appendix

Non-GAAP Metrics This presentation includes certain financial measures that exclude the impact of certain items and therefore have not been calculated in accordance with U.S. generally accepted accounting principles (GAAP). Non-GAAP metrics for operating margin exclude the following items: non-cash amortization of purchased software, internally developed software and other intangible assets; share-based compensation expense; charges relating to restructuring and rebalancing initiatives that are large enough to require approval from the Company's Board of Directors and certain other gains and losses. The Company presents constant currency information to provide a framework for assessing how the Company's underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than U.S. dollars are converted into U.S. dollars at the exchange rate in effect on the last day of the Company's prior fiscal year (i.e., March 31, 2017, March 31, 2016, March 31, 2015 and March 31, 2014 respectively). Constant currency excludes the impacts from the Company's hedging program. These non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and cash flows, to competitors' operating results and cash flows, and to estimates made by securities analysts. Management uses these non-GAAP financial measures internally to evaluate its performance and they are key variables in determining management incentive compensation. The Company believes these non-GAAP financial measures are useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, the Company has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this presentation to their most directly comparable GAAP financial measures, which are included in this presentation.

Reconciliation of GAAP Results to Non-GAAP Results FY 2015 FY 2016 FY 2017 FY 2018 Total Revenue  $4,262 $4,025 $4,036 $4,235 GAAP Net Income $846 $783 $775 $476 GAAP Income From Discontinued Operations, Net of Income Taxes (36) (14) - - GAAP Income From Continuing Operations $810 $769 $775 $476 GAAP Income Tax Expense 305 315 298 545 Interest Expense, Net 47 51 62 98 GAAP Income From Continuing Ops Before Interest and Income Taxes $1,162 $1,135 $1,135 $1,119 GAAP Operating Margin (% of revenue) 27% 28% 28% 26% Non-GAAP Adjustments Purchased Software Amortization 124 146 164 235 Other Intangibles Amortization 58 44 19 41 Internally Developed Software Products Amortization 149 110 79 36 Share-based Compensation 87 97 108 120 Other Expenses (Gains), Net (1) 17 (1) - - Total Non-GAAP Operating Adjustment $435 $396 $370 $432 Non-GAAP Income From Continuing Ops Before Interest and Income Taxes $1,597 $1,531 $1,505 $1,551 Non-GAAP Operating Margin (% of revenue) 37% 38% 37% 37% [1] Other Expenses (Gains), Net consists of charges relating to the FY2014 Board approved rebalancing initiative and other miscellaneous costs

Constant Currency Summary Segment Reporting FY 2015 FY 2016 FY 2017 FY 2018 Mainframe Solutions $ 2,392 $ 2,215 $ 2,182 $ 2,176 % Y/Y -3% -7% -1% 0% % Y/Y in constant currency -2% -2% -1% -1% Enterprise Solutions $ 1,519 $ 1,484 $ 1,553 $ 1,748 % Y/Y -2% -2% 5% 13% % Y/Y in constant currency -1% 2% 5% 11% Services $ 351 $ 326 $ 301 $ 311 % Y/Y -7% -7% -8% 3% % Y/Y in constant currency -6% -3% -7% 2% Total Revenue $ 4,262 $ 4,025 $ 4,036 $ 4,235 % Y/Y -3% -6% 0% 5% % Y/Y in constant currency -2% -1% 1% 4% Note: Please refer to the definition of constant currency metrics within this appendix